UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2020
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)

(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.01 par value per share	HOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2020, Harley-Davidson, Inc. (the “Company”) announced the appointment of Jochen Zeitz as the President and Chief Executive Officer of the Company, effective as of May 6, 2020. He will continue to serve as Chairman of the Board.

Mr. Zeitz, who is 57, has served as our Acting President and Chief Executive Officer, as well as our Chairman of the Board, since February 2020. He served as Chairman and Chief Executive Officer of the sporting goods company PUMA AG from 1993 to 2011. He was also PUMA’s Chief Financial Officer from 1993 to 2005. Mr. Zeitz served as a director of luxury goods company Kering (formerly PPR) from 2012 to 2016. He was a member of Kering’s Executive Committee and Chief Executive Officer of its Sport & Lifestyle division from 2010 to 2012. Mr. Zeitz is the owner and founder of Segera & Mukenya Limited, is an Advisor of the Cranemere Group Limited and is on the Board of The B Team which he co-founded with Sir Richard Branson. He is also chairman of the Zeitz Foundation, founder, board member and honorary Chairman of The Long Run Foundation and Co-Founder and Co-Chair of the Zeitz Museum of Contemporary Art Africa (Zeitz MOCAA) in Cape Town, which preserves and exhibits contemporary art from Africa and its diaspora.

The Human Resources Committee of the Board of Directors of the Company has approved compensation for Mr. Zeitz that is commensurate with his revised status as President and Chief Executive Officer rather than as Acting President and Chief Executive Officer, which will include the following changes to his existing compensation:

•Rather than receiving a $3,000,000 completion bonus, he will be eligible to receive a $1,500,000 bonus upon approval by the Board of Directors of strategic and financial plans at the September 2020 meeting of the Board of Directors, to be paid in February 2021.
•He will receive an equity grant award in the form of restricted stock units valued at $2,000,000 that will vest in one year which is in addition to an award that Mr. Zeitz received in April 2020.
•He will receive a one-time “Cash Award” in the gross amount of $1,000,000 to cover expenses incurred with housing and transportation during his tenure in Milwaukee, Wisconsin.
•He will be covered by the Company’s Executive Severance Plan.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: May 7, 2020	/s/ Paul J. Krause
Paul J. Krause
Secretary